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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each of the undersigned directors and officers of Carbon Energy Corporation (the "Company") hereby authorizes Patrick R. McDonald and Kevin D. Struzeski and each of them as their true and lawful attorneys-in-fact and agents: (1) to sign in the name of each such person and file with the Securities and Exchange Commission a Registration Statement on an appropriate form, and any and all amendments (including post-effective amendments) to such Registration
Statement, for the registration under the Securities Act of 1933, as amended, of comon stock of the Company issuable in the exchange offer by the Company for shares of CEC Resources Ltd. (in which exchange offer each holder of shares of CEC Resources Ltd. will be offered shares of the Company); and (2) to take any and all actions necessary or required in connection with such Registration Statement and amendments to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.


Signature                       Title                        Date
---------                       -----                        ----

/s/ David H. Kennedy            Director                     September 27, 1999
-----------------------------
David H. Kennedy

/s/ Bryan H. Lawrence           Director                     September 27, 1999
-----------------------------
Bryan H. Lawrence

/s/ Peter A. Leidel             Director                     September 27, 1999
-----------------------------
Peter A. Leidel

/s/ Lambros J. Lambros          Director                     September 27, 1999
-----------------------------
Lambros J. Lambros

/s/ Patrick R. McDonald         Director and President       September 27, 1999
-----------------------------
Patrick R. McDonald

/s/ Kevin D. Struzeski          Chief Financial Officer      September 27, 1999
-----------------------------   and Treasurer
Kevin D. Struzeski
